Transparent Value Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Important Notice Regarding Proposed Fund Liquidation

Supplement Dated June 11, 2024 to the currently effective Transparent Value Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 31, 2024, as supplemented from time to time, for the Guggenheim RBP® Large-Cap Market Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the foregoing documents.

As previously announced, the Fund will be closed and liquidated pursuant to the terms of a Plan of Liquidation (the “Liquidation”). The Liquidation is now expected to occur on or about August 16, 2024, or such other date determined by an officer of Transparent Value Trust (the “Liquidation Date”). References to the Liquidation Date in the supplement dated May 30, 2024, are updated accordingly.

Please retain this supplement for future reference.

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